                                                                    Exhibit 10.6

                       MCI WORLDCOM NETWORK SERVICES, INC.

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.


                                 AMENDMENT NO. 1

September, 2001, by and between Valor Telecommunications, L.L.C. ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. ("MCI WORLDCOM"), to those certain Program Enrollment Terms (the "PET"), to that certain Telecommunications Services Agreement more particularly described as TSA# VTE-001019 (the "TSA"), made by and between Customer and MCI WorldCom dated September 30, 2000, including that certain Amendment No. 1 dated September 4, 2001 (the "AMENDMENT NO. 1"). In the event of any conflict between the terms of the TSA, the PET, the Amendment No. 1 or any applicable Attachment and the terms of this Amendment No. 1 the terms of this Amendment No. 1 shall control. The TSA along with the PET, the Amendment No. 1 all applicable Attachment(s), and this Amendment No. 1 shall collectively be referred to as the "AGREEMENT". Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein. All references to "MCI WorldCom" in the Agreement including any attachments, schedules or exhibits thereto, will be deemed to refer to "MCI".

         In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       SPECIAL RATES:

         (A) Notwithstanding anything to the contrary contained in the applicable Attachment(s) attached to the TSA, commencing within ten
         (10) business days following MCI WorldCom's execution of this Amendment No. 1, which date will be determined by MCI WorldCom in its sole discretion, and continuing through the end of the Service Term (including any extensions thereto), with respect to CLASSIC CARRIER ORIGINATION Service, CLASSIC SWITCHLESS 1+ Service and CLASSIC CARRIER TERMINATION Service, Customer will receive the special rate (the "SPECIAL RATES") shown in Subparts (i), (ii), and (iii) below. The Special Rates will not be subject to the applicable discount percentage set forth in the applicable Attachment(s). All other rates will be as set forth in the applicable Attachment(s).

                  (i) CLASSIC CARRIER ORIGINATION Service Customer's interstate rate for calls within the 48 contiguous United States will be the respective rates per minute set forth below:

                              JURISDICTION                                             RATE
                              ------------                                             ----
-      Within the 48 contiguous United States (excluding
       origination from SUPERSAVER and PREMIUM LATAs)                             $[*****] Day/Nonday

-      Within the 48 contiguous United States (origination from
       SUPERSAVER LATAs on Schedule CL-A)                                         $[*****] Day/Nonday

-      Within the 48 contiguous United States (origination from
       PREMIUM LATAs on Schedule CL-B)                                            $[*****] Day/Nonday

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                                     CONFIDENTIAL

                  (ii) CLASSIC CARRIER TERMINATION Service - Customer's Interstate rate for calls within the 48 contiguous United States will be the respective rates per minute set forth below:

                              JURISDICTION                                             RATE
                              ------------                                             ----
-      Within the 48 contiguous United States (excluding
       termination to SUPERSAVER and PREMIUM LATAs)                               $[*****] Day/Nonday

-      Within the 48 contiguous United States (termination to
       SUPERSAVER LATAs on Schedule CL-A)                                         $[*****] Day/Nonday

-      Within the 48 contiguous United States (termination to
       PREMIUM LATAs on Schedule CL-B)                                            $[*****] Day/Nonday

                  (iii) CLASSIC SWITCHLESS 1+ Service - Customer's Mexico rate for calls from the 48 contiguous United States to Mexico will be the respective rates per minute set forth below:

    MEXICO                                         RATE
    ------                                         ----
PEAK (ALL BANDS)                                  $[*****]
OFF-PEAK (ALL BANDS)                              $[*****]

         (B) Notwithstanding anything to the contrary contained in the TSA, MCI WorldCom reserves the right to modify the Special Rates described in Subparts (i) and (ii) of Subsection (A) above (which charge modifications shall not exceed then-current generally available MCI WorldCom charges for comparable services), upon not less than fifteen
         (15) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification. Further, MCI Worldcom reserves the right to modify the Special Rates described in Subpart (iii) of Subsection (A) above (which charge modifications shall not exceed then-current generally available MCI WorldCom charges for comparable services), upon not less than thirty (30) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

2. OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.

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                                     CONFIDENTIAL

         IN WITNESS WHEREOF, the parties have entered into this Amendment No. 1 on the date first written above.

VALOR TELECOMMUNICATIONS                      MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                           SERVICES, INC.

By: /s/ William F. Kasdorf                    By: /s/ Peter M. Cassidy
    -------------------------                     ------------------------------
       William F. Kasdorf                             Peter M. Cassidy
    -------------------------                     ------------------------------
          (Print Name)                                  (Print Name)

Senior Vice President - Sales and Marketing  Vice President - Wholesale Services
--------------------------------------------------------------------------------
                 (Title)                               (Title)

           September 10, 2001                           9/13/01
      -------------------------                ------------------------------
                (Date)                                   (Date)

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